EXHIBIT 23

INDEPENDENT  AUDITORS'  CONSENT


We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214 and 33-60644) and in Registration
Statements on Form S-3 (File Nos. 333-72631 and 333-84283) of our reports dated July 28, 1999 appearing in this Annual Report on Form 10-K of Criticare Systems, Inc. for the year ended June 30, 1999.



/s/  Deloitte  &  Touche  LLP
Milwaukee,  Wisconsin
September 27, 1999